                                                                  Exhibit (c)(2)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

         9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive the closing or any termination of this Agreement.

         10.       MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                    (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         11. DIRECTORS MATTERS EXCLUDED. Parent and Purchaser acknowledge and agree that no provision of this Agreement shall limit or otherwise restrict the Stockholder with respect to any act or omission that the Stockholder may undertake or authorize in his capacity as director of the Company, including, without limitation, any vote that the Stockholder may make as a director of the Company with respect to any matter presented to the Company's Board of Directors.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                                 --------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.


                                            By:  /s/ James R. Riedman
                                                 --------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            /s/ Irving Kagan
                                            -----------------------------------
                                            Irving Kagan
                                            -----------------------------------
                                            Printed Name

                                            2001 Kagan Court; Redington North
                                            -----------------------------------
                                            Street Address

                                            Carrabassett Valley, ME 04947
                                            -----------------------------------
                                            City, State and Zip Code

                                            416,348.5
                                            -----------------------------------
                                            Number of Shares Owned

                                                              Exhibit (c)(2)(ii)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive closing or any termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                                 --------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:  /s/ James R. Riedman
                                                 --------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Paula G. Kagan
                                            -----------------------------------

                                            Paula G. Kagan
                                            -----------------------------------
                                            Printed Name

                                            2001 Kagan Court; Redington North
                                            -----------------------------------
                                            Street Address

                                            Carrabassett Valley, ME 04947
                                            -----------------------------------
                                            City, State and Zip Code

                                            15,030
                                            -----------------------------------
                                            Number of Shares Owned

                                                             Exhibit (c)(2)(iii)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive any closing or termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                            -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:  /s/ James R. Riedman
                                            -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Daniel G. Kagan
                                            -----------------------------------

                                            Daniel G. Kagan
                                            -----------------------------------
                                            Printed Name

                                            36 Todd Brook Rd.
                                            -----------------------------------
                                            Street Address

                                            Freemont, ME 04032
                                            -----------------------------------
                                            City, State and Zip Code

                                            8,530
                                            -----------------------------------
                                            Number of Shares Owned

                                                              Exhibit (c)(2)(iv)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive any closing or termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                            -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:  /s/ James R. Riedman
                                            -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Leslie J. Kagan
                                            -----------------------------------

                                            Leslie J. Kagan
                                            -----------------------------------
                                            Printed Name

                                            124 Highland Street
                                            -----------------------------------
                                            Street Address

                                            W. Newton, MA 02465
                                            -----------------------------------
                                            City, State and Zip Code

                                            8,530
                                            -----------------------------------
                                            Number of Shares Owned

                                                               Exhibit (c)(2)(v)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive any closing or termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                            -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:  /s/ James R. Riedman
                                            -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Candance K. Platz
                                            -----------------------------------

                                            Candance K. Platz
                                            -----------------------------------
                                            Printed Name

                                            163 Torrey Rd.
                                            -----------------------------------
                                            Street Address

                                            Poland, ME 04274
                                            -----------------------------------
                                            City, State and Zip Code

                                            8,530
                                            -----------------------------------
                                            Number of Shares Owned

                                                              Exhibit (c)(2)(vi)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive any closing or termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:    /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Nikki L. Kagan
                                            -----------------------------------

                                            Nikki L. Kagan
                                            -----------------------------------
                                            Printed Name

                                            Zeitlin #17/8
                                            -----------------------------------
                                            Street Address

                                            Tel Aviv 64855 Israel
                                            -----------------------------------
                                            City, State and Zip Code

                                            8,530
                                            -----------------------------------
                                            Number of Shares Owned

                                                             Exhibit (c)(2)(vii)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive any closing or termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:  /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Mildred K. Striar
                                            -----------------------------------

                                            Mildred K. Striar
                                            -----------------------------------
                                            Printed Name

                                            3390 S. Ocean Blvd. #203
                                            -----------------------------------
                                            Street Address

                                            Palm Beach, FL 33480
                                            -----------------------------------
                                            City, State and Zip Code

                                            260,106
                                            -----------------------------------
                                            Number of Shares Owned

                                                            Exhibit (c)(2)(viii)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive any closing or termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:  /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Ronald R. Striar, M.D.
                                            -----------------------------------

                                            Ronald R. Striar, M.D.
                                            -----------------------------------
                                            Printed Name

                                            3390 S. Ocean Blvd. Apt. 204
                                            -----------------------------------
                                            Street Address

                                            Palm Beach, FL 33480
                                            -----------------------------------
                                            City, State and Zip Code

                                            6,187
                                            -----------------------------------
                                            Number of Shares Owned

                                                              Exhibit (c)(2)(ix)

                                TENDER AGREEMENT


         This TENDER AGREEMENT dated as of October 6, 1999 (this "Agreement") is by and among RIEDMAN CORPORATION, a corporation organized under the laws of New York ("Parent"), PSC ACQUISITION CORP., a Maine corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the undersigned individual (the "Stockholder").

                                R E C I T A L S :

         WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and Penobscot Corporation, a Maine corporation (the "Company"), have entered into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Parent has agreed, among other things, to cause Purchaser to commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase any and all shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock"); and

         WHEREAS, as an inducement and a condition to its entering into the Merger Agreement and incurring the obligations set forth therein, including the Offer and the Merger, Parent has required that the Stockholder enter into this Agreement.

                              P R O V I S I O N S :

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholder, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions of any nature whatsoever.

                  "Owned Shares" means, with respect to the Stockholder, the shares of Company Common Stock described in Section 2(c), together with any other shares of Company Common Stock acquired by the Stockholder after the date hereof.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity.

                  "Representative" means, with respect to any Person, such Person's agents and representatives (including any investment banker, financial advisor, agent, representative or expert retained by or acting on behalf of such Person).

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. REPRESENTATIONS AND WARRANTIES OF THE TENDERING STOCKHOLDERS. The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

                  (a) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes his or her valid and binding agreement, enforceable against him in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The Stockholder is the record or beneficial owner, has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to his or her Owned Shares, subject to applicable securities laws and the terms of this Agreement.

                  (c) Upon the consummation of the Offer, Purchaser will acquire good and marketable title to the Stockholder's Owned Shares, free and clear of all Encumbrances, except for any Encumbrance arising under the Securities Act of 1933, as amended, or any applicable state securities laws. As of the date hereof, the Stockholder owns the number of shares of Company Common Stock set forth under the Stockholder's signature at the end of this Agreement. Effective with the execution of this Agreement, the Stockholder hereby waive any rights which he may have with respect to any other stockholder's Owned Shares under the Stockholders' Agreement dated November 18, 1987.

         3. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER. Parent and Purchaser hereby represent and warrant, jointly and severally, to the Stockholders as follows:

                  (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have the corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and validly authorized by the respective Boards of Directors of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement by Parent and Purchaser or the consummation of the transactions contemplated hereby by Parent and Purchaser.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) None of the execution and delivery of this Agreement by Parent or Purchaser, the consummation by Parent or Purchaser of the transactions contemplated hereby or compliance by Parent or Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the Certificate of Incorporation or By-Laws of Parent or Purchaser, or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective properties or assets may be bound, (iii) require on the part of Parent or the Purchaser any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or
(iv) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Purchaser or any of their respective properties or assets.

         4. TENDER OF SHARES. The Stockholder shall tender or cause the record owner thereof to tender into, pursuant to and in accordance with the terms of the Offer, any and all of its Owned Shares. The parties agree that each Stockholder will, for all Owned Shares tendered by it in the Offer and accepted for payment and purchase by Purchaser, receive a price for each of its Owned Shares equal to $11.75, or such higher per share consideration paid to other stockholders who have tendered shares of Company Common

Stock into the Offer which have been accepted for payment and purchased by Purchaser in the Offer (the "Offer Price"), but not any additional amounts paid or payable to holders of Company Common Stock that do not participate in the Offer by reason of rights of appraisal, rights of dissent or otherwise. The Stockholder agrees not to withdraw any of its Owned Shares unless the Offer is terminated or has expired without Purchaser having accepted for payment all of the Shares tendered in the Offer.

         5.       RESTRICTIONS ON TRANSFER, OTHER PROXIES; NO SOLICITATION.

                  (a) Except as provided in Section 4 hereof, the Stockholder shall not, until the termination of this Agreement, pursuant to Section 9, directly or indirectly: (i) Transfer to any Person any or all of his or her Owned Shares; or (ii) grant any proxies or powers of attorney, deposit any of his Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares.

                  (b) Each Stockholder hereby agrees, solely in his capacity as a stockholder of the Company, that from and after the date hereof until the earlier of the termination of the Merger Agreement and the Effective Time, he shall not, and such Stockholder shall cause his respective Affiliates not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information) any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to an Acquisition Proposal or
(ii) engage in any negotiations or discussions with, or furnish any information or data, to, any third party relating to an Acquisition Proposal. The Stockholder will promptly inform Parent of the terms of any proposal, discussion, negotiation or inquiry which the Stockholder may receive in respect of any Acquisition Proposal. Any action taken by the Company or any member of the Board of Directors of the Company in his or its capacity as such to the extent permitted and in accordance with the terms of Section 5.4(b) or 5.4(d) of the Merger Agreement shall be deemed not to violate this Section 5(b).

         6. STOP TRANSFER AND LEGEND. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of its Owned Shares, unless such transfer is made in compliance with this Agreement.

         7. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8. WAIVER OF APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that her or she may have.

          9. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, shall terminate only upon the termination of the Merger Agreement in accordance with its terms. All representations and warranties herein shall not survive any closing or termination of this Agreement.

         10. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements; understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof, including, without limitation, a certain non-binding letter dated August 31, 1999 of Parent to Company proposing terms for the transactions contemplated by the Merger Agreement and this Agreement.

                  (b) The Stockholder agrees that this Agreement and the respective rights and obligations of the Stockholder hereunder shall attach to all Owned Shares.

                  (c) Except as provided below, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding will be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceeding, including reasonable attorneys' fees. The provisions of this Section 10(c) will survive the Closing hereunder.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Purchaser may assign their rights and obligations hereunder to any assignee of Purchaser's rights and obligations under the Merger Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The parties may waive compliance by the other parties hereto with any representation, agreement or condition otherwise required to be complied with by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) All notices (which term shall include any other communications) required or permitted to be given under this Agreement or in connection with the matters contemplated by this Agreement shall be in writing and shall be deemed to have been duly given to the intended party (i) when personally delivered, or (ii) upon receipt if sent by reputable overnight courier service. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph, provided that such notification shall only be effective on the date specified in such notice or three (3) business days after the notice is given, whichever is later. All notices required to be given under this Agreement shall be sent to the party using the addresses specified below:

                 If to Parent or Purchaser:

                          Riedman Corporation
                          45 East Avenue
                          Rochester, New York 14604
                          Attention: James R. Riedman, President

                 with a copy to:

                          Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                          700 Crossroads Building
                          Two State Street
                          Rochester, New York  14614
                          Attention:  Harry P. Messina, Jr., Esq.

                 If to the Stockholder:

                          To the address indicated at the foot of this Agreement

                 with a copy to:

                          Choate, Hall & Stewart
                          One Exchange Place
                          Boston, Massachusetts  02109-2891
                          Attention:  Harry A. Hanson, III, Esq.

                          and

                          Rudman & Winchell, LLC
                          84 Harlow Street
                          Bangor, Maine  04401
                          Attention:  Gerald E. Rudman, Esq.

                  (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, provided the commercial objective of this Agreement is not frustrated.

                  (h) Each of the parties hereto acknowledges and agrees that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that the parties hereto (i) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) will waive, in any proceeding for specific performance, the defense of adequacy of a remedy at law. Each of the parties further agrees to waive any requirement for the securing or posting of any bond or other security in connection with any proceeding for specific performance.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the Maine Business Corporations Act (the "MBCA"), where applicable, and otherwise with the laws of the State of New York without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

                  (k) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                  (l) Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or otherwise, and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the courts of the State of New York or of the United States of America for the Western District of New York or the state or federal courts located in the State of Maine, to the extent the proceeding involves an interpretation or enforcement of the MBCA, and, by execution and delivery of this Agreement, each of the Tendering Stockholder, Parent and Purchaser each hereby accept for themselves and in respect of their respective property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts thereof. Each of the Stockholder, Parent and Purchaser irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any Stockholder at the address referred to in Section 11(f).

                  (m) Each of the Stockholder, Parent and Purchaser each hereby irrevocably waives any objection which he or she may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or otherwise brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that he or she is not personally subject to the jurisdiction of the above-named courts, (ii) that he or she or his or her property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) that the proceeding in any such court is brought in an inconvenient forum, (iv) that the venue of such proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such court. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, Parent, Purchaser and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:                                     RIEDMAN CORPORATION

                                            By:  /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

PURCHASER:                                  PSC ACQUISITION CORP.

                                            By:  /s/ James R. Riedman
                                               -------------------------
                                            Name:    James R. Riedman
                                            Title:   President

STOCKHOLDER:
                                            Mildred K. Striar, Trustee
                                            -----------------------------------

                                            Mildred K. Striar, Trustee
                                            f/b/o Wendy Striar
                                            -----------------------------------
                                            Printed Name

                                            3390 S. Ocean Blvd. Apt. 203
                                            -----------------------------------
                                            Street Address

                                            Palm Beach, FL 33480
                                            -----------------------------------
                                            City, State and Zip Code

                                            8,530
                                            -----------------------------------
                                            Number of Shares Owned